UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 17, 2012

Stanley Black & Decker, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	1-5244	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain, Connecticut		06053
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 225-5111

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 17, 2012, Stanley Black & Decker, Inc. issued a press release announcing third quarter 2012 results.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

99.1 Press release dated October 17, 2012, issued by Stanley Black & Decker, Inc.

99.2 Financial statements and supporting schedules contained in Stanley Black & Decker’s October 17, 2012 press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanley Black & Decker, Inc.

October 17, 2012	By:	/s/ Bruce H. Beatt
Name: Bruce H. Beatt
Title: Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press release dated October 17, 2012, issued by Stanley Black & Decker, Inc.

99.2	Financial statements and supporting schedules contained in Stanley Black & Decker’s October 17, 2012 press release.